SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report: October 18, 2002
                (Date of earliest event reported)


                     USFREIGHTWAYS CORPORATION
        (Exact name of registrant as specified in its charter)


Delaware                                0-19791               36-3790696

(State or other jurisdiction      (Commission File No.)       (IRS Employer
 of incorporation or organization)                       Identification Number)

8550 West Bryn Mawr Avenue, Suite 700, Chicago, Illinois                60631
(Address of principal executive offices)                             (Zip Code)

                                (773) 824-1000
               (Registrant's telephone number, including area code)

                                      N/A
             (Former name or former address, if changed since last report)

Item 5.      Other Events.

On October 18, 2002, USFreightways Corporation ("USF") announced that GPS Logistics, Inc. and Seko Worldwide Acquisition LLC have agreed to acquire USF Worldwide Inc. and USF Worldwide Logistics (UK) Ltd., USF's freight forwarding subsidiaries. The transaction is expected to close on or before October 31, 2002.


Item 7.      Exhibits.

The following is filed as an exhibit to this report.

Exhibit           Description
Number

99               News Release, dated October 18, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        USFREIGHTWAYS CORPORATION

                                         By:/s/ Christopher L. Ellis
                                                ________________________
                                                 Christopher L. Ellis
                                                 Senior Vice President, Finance
                                                 and Chief Financial Officer

Date:October 18, 2002

EXHIBIT 99


FOR IMMEDIATE RELEASE                          FOR FURTHER INFORMATION CONTACT:
FRIDAY, OCTOBER 18, 2002                       CHRIS ELLIS  773.824.2205


               USFreightways Exits Freight Forwarding Business


Chicago ... USFreightways Corporation (NASDAQ USFC) announced today that GPS Logistics, Inc. and Seko Worldwide Acquisition LLC have agreed to acquire USF Worldwide Inc. and USF Worldwide Logistics (UK) Ltd., USF's freight forwarding subsidiaries. It is expected the transaction will close on or before October 31, 2002. Terms of the contract were not disclosed, but will be discussed in the Company's 3rd Quarter conference call, the date of which will be announced shortly.

"Since early in the 3rd Quarter when we announced our decision that the freight forwarding segment did not fit our business strategy, we have been seeking an arrangement that would bring this portion of USF's history to a conclusion," said Samuel K. Skinner, USFreightways' Chairman, President and Chief Executive Officer. "This agreement will free USFreightways to concentrate on the growth and profitability of its core LTL, TL and logistics operations."


This release is an effort to enhance communication and provide guidance on the ongoing quarter within the guidelines of Regulation FD. It contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties are detailed from time to time in reports filed by the Company with the Securities and Exchange Commission including forms 8K, 10Q and 10K.

USFreightways (NASDAQ: USFC) provides comprehensive supply chain management services, including high-value next-day, regional and national less-than-truckload (LTL) transportation, logistics, and premium regional and national truckload transportation. For more information, contact the Company at www.usfreightways.com.